Exhibit 99.01

Shutterfly Announces First Quarter 2014 Financial Results

●	Net revenues increase 17.5% year-over-year to $137.1 million
●	GAAP net loss of ($0.89) per share
●	Adjusted EBITDA of $0.2 million
●	53rd consecutive quarter of year-over-year net revenue growth

REDWOOD CITY, April 30, 2014 -- Shutterfly, Inc. (NASDAQ:SFLY), the leading manufacturer and digital retailer of high-quality personalized products and services offered through a family of lifestyle brands, today announced financial results for the first quarter ended March 31, 2014.

“Q1 was a strong start to the fiscal year, with solid growth in our consumer business,” said Jeffrey Housenbold, president and CEO.  “Leveraging our integrated marketing approach and data driven pricing and promotional strategies, we were able to improve our brand awareness and customer engagement and drive healthy increases in customers, orders and average order value.  I am pleased with our sustained high level of execution and remain confident in our strategy and ability to transform the multi-billion dollar memories, social expression and personalized products markets from offline to online.”

First Quarter 2014 Financial Highlights
●	Net revenues totaled $137.1 million, a 17.5% year-over-year increase.
●	First quarter 2014 represents the 53rd consecutive quarter of year-over-year net revenue growth.
●	Consumer net revenues totaled $130.6 million, a 19% year-over-year increase.
●	Enterprise net revenues totaled $6.5 million, a 6% year-over-year decrease.
●	Gross profit margin was 44.3% of net revenues, compared to 47.0% in the first quarter of 2013.
●	Operating expenses, excluding $15.0 million of stock-based compensation, totaled $84.4 million.
●	GAAP net loss was ($34.2) million, compared to ($12.4) million in the first quarter of 2013.
●	GAAP net loss per share was ($0.89), compared to ($0.33) in the first quarter of 2013.
●	Adjusted EBITDA was $0.2 million, compared to $3.3 million in the first quarter of 2013.
●	At March 31, 2014, cash and cash equivalents and investments totaled $370.3 million.

First Quarter 2014 Operating Metrics
●	Transacting customers totaled 2.6 million, a 14% year-over-year increase.
●	Orders totaled 3.9 million, a 13% year-over-year increase.
●	Average order value was $33.76, an increase of 5% year-over-year.

Business Outlook

Second Quarter 2014:
●	Net revenues to range from $154.0 million to $158.0 million, a year-over-year increase of 15.4% to 18.4%.
●	GAAP gross profit margin to range from 46.0% to 47.0% of net revenues.
●	Non-GAAP gross profit margin to range from 48.4% to 49.3% of net revenues.
●	GAAP operating loss to range from ($32.9) million to ($33.2) million.
●	Non-GAAP operating loss to range from ($8.2) million to ($9.0) million.
●	GAAP effective tax rate to range from 22.0% to 25.0%.
●	GAAP net loss per share to range from ($0.72) to ($0.75).
●	Weighted average shares of approximately 38.5 million.
●	Adjusted EBITDA to range from $6.0 million to $7.0 million.

Full Year 2014:
●	Net revenues to range from $903.0 million to $920.0 million, a year-over-year increase of 15.2% to 17.4%.
●	GAAP gross profit margin to range from 52.0% to 53.0% of net revenues.
●	Non-GAAP gross profit margin to range from 53.6% to 54.6% of net revenues.
●	GAAP operating income/(loss) to range from ($0.6) million to $9.2 million.
●	Non-GAAP operating income to range from $96.7 million to $109.1 million.
●	GAAP effective tax rate to range from 15% to 23%.
●	GAAP net loss per share to range from ($0.38) to ($0.15).
●	Weighted average shares of approximately 38.6 million.
●	Adjusted EBITDA to range from $160.6 million to $174.8 million, or 17.8% to 19.0% of net revenues.
●	Capital expenditures to range from 9.5% to 10.5% of net revenues.

Notes to the First Quarter 2014 Financial Results and Business Outlook
Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

Free cash flow is a non-GAAP financial measure that the Company defines as adjusted EBITDA less purchases of property, plant, and equipment and capitalization of software development costs.

Non-GAAP earnings per share is defined as non-GAAP net income (loss), which excludes interest expense related to the Company’s issuance of 0.25% convertible senior notes in May 2013, divided by diluted non-GAAP shares outstanding, which is GAAP diluted weighted average shares outstanding less any shares issuable under the Company’s convertible senior notes.

Consumer category includes net revenues from stationery and greeting cards, photo books, calendars and photo-based merchandise, photo prints, and the related shipping revenues and rental revenue.  Consumer also includes net revenues from advertising and sponsorship programs.

Enterprise category includes net revenues primarily from variable, four-color direct marketing collateral manufactured and fulfilled for business customers.

Average Order Value (AOV) is defined as total net revenues (excluding Enterprise) divided by total orders.

The foregoing financial guidance replaces any of the Company’s previously issued financial guidance which should no longer be relied upon.

First Quarter 2014 Conference Call
Management will review the first quarter 2014 financial results and its expectations for the second quarter and full year 2014 on a conference call on Wednesday, April 30, 2014 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).  To listen to the call and view the accompanying slides, please visit http://www.shutterfly.com. In the Investor Relations area, found in the "About Us" section, click on the link provided for the webcast, or dial 970-315-0490.  The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com.  A replay of the conference call will be available through Wednesday, May 14, 2014. To hear the replay, please dial 404-537-3406, replay passcode 23607371.

Non-GAAP Financial Information
This press release contains non-GAAP financial measures.  Tables are provided at the end of this press release that reconcile the non-GAAP financial measures that the Company uses to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross profit margin, non-GAAP operating income (loss) and operating margin, adjusted EBITDA, free cash flow, and non-GAAP net income (loss) per share. The method the Company uses to produce non-GAAP financial measures is not computed according to GAAP and may differ from methods used by other companies.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to gross margins, operating income (loss), net income (loss) or net income (loss) per share determined in accordance with GAAP.  For more information, please see Shutterfly's SEC Filings, including the most recent Form 10-K and Form 10-Q, which are available on the Securities and Exchange Commission's Web site at www.sec.gov.

Notice Regarding Forward-Looking Statements
This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include statements regarding the Company's growth and financial expectations for the second quarter and full year 2014 set forth under the caption "Business Outlook." The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy; decreased consumer discretionary spending as a result of the macroeconomic environment; the loss of sales partners for our products; our ability to expand our customer base and increase sales to existing customers and meet production requirements; our ability to successfully integrate acquired businesses and assets; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop innovative, new products and services on a timely and cost-effective basis; consumer acceptance of our products and services; our ability to develop additional adjacent lines of business;  unforeseen changes in expense levels; and competition and the pricing strategies of our competitors, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" section of the Company's most recent Form 10-K and Form 10-Q, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly, Inc.
Shutterfly, Inc. is the leading manufacturer and digital retailer of high-quality personalized products and services offered through a family of lifestyle brands. Founded in 1999, the Shutterfly, Inc. family of brands includes Shutterfly, where your photos come to life in photo books, cards and gifts; Tiny Prints, premium cards and stationery for all life’s occasions; Wedding Paper Divas, wedding invitations and stationery for every step of the planning process; Treat, personalized greeting cards that really stand out; MyPublisher, one of the pioneers in the photo book industry and creator of easy-to-use photo book-making software; ThisLife,a private, cloud-based solution that makes it easy for consumers to find, share and enjoy their photos and videos, all in one place; and BorrowLenses, the premier online marketplace for photographic and video equipment rentals. For more information about Shutterfly, Inc. (NASDAQ:SFLY), visit www.shutterflyinc.com.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: Michael Look, 650-610-5910 mlook@shutterfly.com

Shutterfly, Inc.
Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended
	March 31,
	2014	2013

Net revenues	$137,099	$116,708
Cost of net revenues	76,343	61,853
Gross profit	60,756	54,855
Operating expenses:
Technology and development	31,483	24,027
Sales and marketing	42,133	34,895
General and administrative	25,751	19,897
Total operating expenses	99,367	78,819
Loss from operations	(38,611)	(23,964)
Interest expense	(3,947)	(139)
Interest and other income, net	227	7
Loss before income taxes	(42,331)	(24,096)
Benefit from income taxes	8,117	11,691
Net loss	$(34,214)	$(12,405)

Net loss per share - basic and diluted	$(0.89)	$(0.33)

Weighted-average shares outstanding - basic and diluted	38,503	37,034

Stock-based compensation is allocated as follows:

Cost of net revenues	$1,002	$564
Technology and development	2,424	1,932
Sales and marketing	5,628	3,705
General and administrative	6,938	5,337
	$15,992	$11,538

Shutterfly, Inc.
Consolidated Balance Sheets
(In thousands, except par value amounts)
(Unaudited)

	March 31,	December 31,
	2014	2013

ASSETS
Current assets:
Cash and cash equivalents	$314,918	$499,084
Short-term investments	24,115	-
Accounts receivable, net	14,536	21,641
Inventories	8,512	9,629
Deferred tax asset, current portion	20,471	26,942
Prepaid expenses and other current assets	44,719	21,260
Total current assets	427,271	578,556
Long-term investments	31,295	-
Property and equipment, net	171,400	155,727
Intangible assets, net	110,430	118,621
Goodwill	397,242	397,306
Deferred tax asset, net of current portion	520	520
Other assets	19,610	15,412
Total assets	$1,157,768	$1,266,142

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$17,418	$33,656
Accrued liabilities	42,466	107,448
Deferred revenue	26,640	24,114
Total current liabilities	86,524	165,218
Convertible senior notes, net	246,362	243,493
Deferred tax liability	37,814	42,995
Other liabilities	33,720	26,341
Total liabilities	404,420	478,047

Stockholders' equity:
Accumulated other comprehensive loss	(27)	-
Common stock, $0.0001 par value; 100,000 shares authorized; 38,505 and 38,196 shares
issued and outstanding at March 31, 2014 and December 31, 2013, respectively	4	4
Additional paid-in-capital	805,979	771,875
Accumulated earnings / (deficit)	(52,608)	16,216
Total stockholders' equity	753,348	788,095
Total liabilities and stockholders' equity	$1,157,768	$1,266,142

Shutterfly, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Three Months Ended
	March 31,
	2014	2013

Cash flows from operating activities:
Net loss	$(34,214)	$(12,405)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	14,222	9,227
Amortization of intangible assets	8,583	6,511
Amortization of debt discount and transaction costs	3,158	-
Stock-based compensation, net of forfeitures	15,992	11,538
Loss on disposal of property and equipment and rental assets	55	188
Deferred income taxes	1,309	3,387
Tax benefit from stock-based compensation	16,281	11,755
Excess tax benefits from stock-based compensation	(16,328)	(12,279)
Changes in operating assets and liabilities:
Accounts receivable, net	7,106	2,859
Inventories	1,117	186
Prepaid expenses and other current assets	(23,345)	(28,349)
Other assets	(5,484)	(6,897)
Accounts payable	(19,982)	(13,944)
Accrued and other liabilities	(68,226)	(54,599)
Deferred revenue	2,527	(337)
Other non-current liabilities	(244)	(345)
Net cash used in operating activities	(97,473)	(83,504)

Cash flows from investing activities:
Acquisition of business and intangible assets, net of cash acquired	-	(1,031)
Purchases of property and equipment	(10,285)	(15,033)
Capitalization of software and website development costs	(4,326)	(3,495)
Purchases of investments	(54,850)	-
Proceeds from sale of equipment and rental assets	128	-
Net cash used in investing activities	(69,333)	(19,559)

Cash flows from financing activities:
Proceeds from issuance of common stock upon exercise of stock options	1,358	12,390
Repurchases of common stock	(34,610)	(2,241)
Excess tax benefits from stock-based compensation	16,328	12,279
Principal payments of capital lease and financing obligations	(436)	-
Net cash provided by / (used in) financing activities	(17,360)	22,428

Net decrease in cash and cash equivalents	(184,166)	(80,635)
Cash and cash equivalents, beginning of period	499,084	245,088
Cash and cash equivalents, end of period	$314,918	$164,453

Supplemental schedule of non-cash activities
Net increase/ (decrease) in accrued purchases of property and equipment	$6,134	$(4,201)
Net increase/ (decrease) in accrued capitalized software and website development costs	786	-
Increase in estimated fair market value of building under build-to-suit leases	7,998	2,716
Amount due from adjustment of net working capital from acquired business	110	465

Shutterfly, Inc.
Consumer Metrics Disclosure

	Three Months Ended
	March 31,
	2014	2013
Consumer Metrics

Customers	2,557,245	2,248,858
year-over-year growth	14%

Orders	3,869,201	3,417,312
year-over-year growth	13%

Average order value*	$33.76	$32.13
year-over-year growth	5%

* Average order value excludes Enterprise revenue.

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

	Forward-Looking Guidance
	GAAP					Non-GAAP
	Range of Estimate		Adjustments			Range of Estimate
	From	To	From	To		From	To

Three Months Ending June 30, 2014

Net revenues	$154.0	$158.0	-	-		$154.0	$158.0
Gross profit margin	46.0%	47.0%	2.4%	2.3%	[a]	48.4%	49.3%
Operating loss	$(33.2)	$(32.9)	$24.2	$24.7	[b]	$(9.0)	$(8.2)
Operating margin	(22%)	(21%)	16%	16%	[b]	(6%)	(5%)

Stock-based compensation	$15.7	$16.2	$15.7	$16.2		-	-
Amortization of intangible assets	$8.5	$8.5	$8.5	$8.5		-	-

Adjusted EBITDA*						$6.0	$7.0

Net loss per share	$(0.75)	$(0.72)	$0.07	$0.07	[e]	$(0.68)	$(0.65)
Weighted average shares	38.5	38.5
Effective tax rate	22.0%	25.0%

Twelve Months Ending December 31, 2014

Net revenues	$903.0	$920.0	-	-		$903.0	$920.0
Gross profit margin	52.0%	53.0%	1.6%	1.6%	[c]	53.6%	54.6%
Operating income / (loss)	$(0.6)	$9.2	$97.3	$100.0	[d]	$96.7	$109.1
Operating margin	0%	1%	11%	11%	[d]	11%	12%

Stock-based compensation	$63.8	$65.0	$63.8	$65.0		-	-
Amortization of intangible assets	$33.5	$35.0	$33.5	$35.0		-	-

Adjusted EBITDA*						$160.6	$174.8
Adjusted EBITDA* margin						17.8%	19.0%

Net income / (loss) per share	$(0.38)	$(0.15)	$0.30	$0.28	[f]	$(0.08)	$0.13
Weighted average shares	38.6	38.6
Effective tax rate	15%	23%

Capital expenditures - % of net revenues	9.5%	10.5%

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.
[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $0.9 million and amortization of purchased intangible assets of approximately $2.8 million.
[b]	Reflects estimated adjustments for stock-based compensation expense of approximately $15.7 million to $16.2 million and amortization of purchased intangible assets of approximately $8.5 million.
[c]	Reflects estimated adjustments for stock-based compensation expense of approximately $3.6 million and amortization of purchased intangible assets of approximately $11.3 million.
[d]
Reflects estimated adjustments for stock-based compensation expense of approximately $63.8 million to $65.0 million and amortization of purchased intangible assets of approximately $33.5 million to $35.0 million.

[e]	Reflects estimated adjustments for interest expense of approximately $2.6 million to $2.5 million, net of tax.
[f]	Reflects estimated adjustments for interest expense of approximately $11.6 million to $10.5 million, net of tax.

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)

	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2013	2013	2013	2013	2014	2013

GAAP gross profit	$54,855	$61,745	$51,377	$246,072	$60,756	$414,049
Stock-based compensation	564	592	646	683	1,002	2,485
Amortization of intangible assets	2,390	2,608	2,685	2,800	2,823	10,483
Non-GAAP gross profit	$57,809	$64,945	$54,708	$249,555	$64,581	$427,017

Non-GAAP gross profit margin	50%	49%	45%	61%	47%	54%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2013	2013	2013	2013	2014	2013

GAAP operating income (loss)	$(23,964)	$(23,933)	$(34,622)	$104,577	$(38,611)	$22,058
Stock-based compensation	11,538	12,649	13,982	15,359	15,992	53,528
Amortization of intangible assets	6,511	7,539	8,189	8,730	8,583	30,969
Non-GAAP operating income (loss)	$(5,915)	$(3,745)	$(12,451)	$128,666	$(14,036)	$106,555

Non-GAAP operating margin	(5%)	(3%)	(10%)	31%	(10%)	14%

Shutterfly, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2013	2013	2013	2013	2014	2013

GAAP net income (loss)	$(12,405)	$(11,811)	$(10,148)	$43,649	$(34,214)	$9,285
Interest expense	139	1,936	3,609	3,762	3,947	9,446
Interest and other income, net	(7)	(35)	(139)	(127)	(227)	(308)
Tax (benefit) provision	(11,691)	(14,023)	(27,944)	57,293	(8,117)	3,635
Depreciation and amortization	15,738	17,580	19,573	21,965	22,805	74,856
Stock-based compensation	11,538	12,649	13,982	15,359	15,992	53,528
Non-GAAP Adjusted EBITDA	$3,312	$6,296	$(1,067)	$141,901	$186	$150,442

Shutterfly, Inc.
Reconciliation of Cash Flow from Operating Activities to Non-GAAP Adjusted EBITDA and Free Cash Flow
(In thousands)
(Unaudited)

	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2013	2013	2013	2013	2014	2013

Net cash provided by (used in) operating activities	$(83,504)	$11,923	$309	$218,540	$(97,473)	$147,268
Interest expense	139	1,936	3,609	3,762	3,947	9,446
Interest and other income, net	(7)	(35)	(139)	(127)	(227)	(308)
Tax (benefit) provision	(11,691)	(14,023)	(27,944)	57,293	(8,117)	3,635
Changes in operating assets and liabilities	101,426	2,555	19,961	(126,168)	106,531	(2,226)
Other adjustments	(3,051)	3,940	3,137	(11,399)	(4,475)	(7,373)
Non-GAAP Adjusted EBITDA	3,312	6,296	(1,067)	141,901	186	150,442
Less: Purchases of property and equipment	(10,832)	(15,869)	(20,343)	(12,166)	(16,419)	(59,210)
Less: Capitalized technology & development costs	(3,495)	(4,255)	(4,307)	(3,703)	(5,112)	(15,760)

Free cash flow	$(11,015)	$(13,828)	$(25,717)	$126,032	$(21,345)	$75,472

Shutterfly, Inc.
Reconciliation of Net Income/(Loss) per Share to Non-GAAP Net Income/(Loss) per Share
(In thousands)
(Unaudited)

	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2013	2013	2013	2013	2014	2013
GAAP net income (loss)	$(12,405)	$(11,811)	$(10,148)	$43,649	$(34,214)	$9,285
Add back interest expense related to:
Amortization of debt discount	-	1,401	2,771	2,830	2,870	7,002
Amortization of debt issuance costs	-	160	260	285	288	705
0.25% coupon	-	93	188	188	188	469
Tax effect	-	(770)	(2,046)	516	(637)	(2,300)
Non-GAAP net income (loss)	$(12,405)	$(10,927)	$(8,975)	$47,468	$(31,505)	$15,161

GAAP diluted shares outstanding	37,034	37,775	37,814	39,713	38,503	39,493
Add back:
Dilutive effect of convertible notes	-	-	-	-	-	-
Non-GAAP diluted shares outstanding	37,034	37,775	37,814	39,713	38,503	39,493

GAAP net income (loss) per share	$(0.33)	$(0.31)	$(0.27)	$1.10	$(0.89)	$0.24
Non-GAAP net income (loss) per share	$(0.33)	$(0.29)	$(0.24)	$1.20	$(0.82)	$0.38